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                                                                   EXHIBIT 21.01

                        WINDROSE MEDICAL PROPERTIES TRUST
                     LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                      STATE OF INCORPORATION OR
LIST OF SUBSIDIARIES                                         FORMATION
--------------------                                  -------------------------
Brierbrook Partners, L.L.C.                                   Tennessee
Cooper, L.L.C.                                                 Delaware
Cooper Holding, L.L.C.                                         Florida
Hospital Affiliates Development Corporation                    Indiana
Med Properties Asset Group, L.L.C.                             Indiana
Windrose 310 Properties, L.L.C.                               Tennessee
Windrose 4475 Sierra Properties, L.L.C.                        Delaware
Windrose Biltmore Properties, L.L.C.                           Virginia
Windrose Central Medical Properties, L.L.C.                    Delaware
Windrose Central Medical II Properties, L.L.C.                 Virginia
Windrose Central Medical III Properties, L.L.C.                Virginia
Windrose Copley Properties, L.L.C.                             Virginia
Windrose Coral Springs Properties, L.L.C.                      Virginia
Windrose East West Properties, L.L.C.                          Virginia
Windrose Gwinnett I Properties, L.L.C.                         Virginia
WMPT Gwinnett II Properties, L.L.C.                            Delaware
Windrose Johns Creek I Properties, L.L.C.                      Delaware
Windrose Johns Creek II Properties, L.L.C.                     Virginia
Windrose Johns Creek III Properties, L.L.C.                    Virginia
Windrose Medical Properties, L.P.                              Virginia
Windrose Medical Properties Management, L.L.C.                 Virginia
Windrose Medical Properties Trust                              Maryland
Windrose Morningside Properties, L.L.C.                        Virginia
Windrose Mount Vernon Properties, L.L.C.                       Virginia
Windrose Ocala Urology Properties, L.LC.                       Virginia
Windrose Park Medical Properties, L.L.C.                       Virginia
Windrose Partell Medical Center, L.L.C.                        Virginia
Windrose SPE Mount Vernon Properties, Inc.                     Georgia
Windrose St. Mary's Medical Professional
  Building, L.L.C.                                             Virginia
WMPT Bellaire, L.P.                                            Virginia
WMPT Bellaire Properties, L.L.C.                               Virginia
WMPT Bellaire HP, L.P.                                         Virginia
WMPT Bellaire HP Properties, L.L.C.                            Virginia
WMPT Bellaire POB, L.P.                                        Virginia
WMPT Bellaire POB Properties, L.L.C.                           Virginia
WMPT Gateway, L.P.                                             Virginia
WMPT Gateway Properties, L.L.C.                                Virginia
WMPT Pearland, L.P.                                            Virginia
WMPT Pearland Properties, L.L.C.                               Virginia
WMPT Pearland II, L.P.                                         Virginia
WMPT Pearland II Properties, L.L.C.                            Virginia

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
                                                      STATE OF INCORPORATION OR
LIST OF SUBSIDIARIES                                         FORMATION
--------------------                                  -------------------------
WMPT Sacramento, L.P.                                          Virginia
WMPT Sacramento Properties, L.L.C.                             Virginia
WMPT Stone Oak, L.P.                                           Virginia
WMPT Stone Oak Properties, L.L.C.                              Virginia
WMPT Tomball, L.P.                                             Virginia
WMPT Tomball Properties, L.L.C.                                Virginia
WMPT Trinity, L.P.                                             Virginia
WMPT Trinity Properties, L.L.C.                                Virginia
Windrose Winn Way Properties, L.L.C.                           Virginia
Windrose Fox Valley Properties, L.L.C.                         Virginia
Windrose Yorkville Properties, L.L.C.                          Virginia
Windrose Fayetteville Properties, L.L.C.                       Delaware
Windrose Union City Properties, L.L.C.                         Virginia
Windrose Union City II Properties, L.L.C.                     Tennessee
Windrose Lakewood Properties, L.L.C.                           Virginia
Cal-Lak Limited Partnership                                    Florida
Windrose Los Gatos Properties, L.L.C.                          Virginia
Cal-Gat Limited Partnership                                    Florida
Windrose Palm Court Properties, L.L.C.                         Virginia
Fla-Palm Court Limited Partnership                             Florida
Windrose Lake Mead Properties, L.L.C.                          Virginia
Windrose Aberdeen I Properties, L.L.C.                         Florida
WMPT Aberdeen I Management, L.L.C.                             Delaware
Windrose Aberdeen II Properties, L.L.C.                        Delaware
WMPT Aberdeen II Management, L.L.C.                            Delaware
Windrose Atrium Properties, L.L.C.                             Delaware
WMPT Atrium Management, L.L.C.                                 Delaware
Windrose Columbia Properties, Ltd.                             Florida
WMPT Columbia Management, L.L.C.                               Delaware
Windrose Congress I Properties, L.P.                           Delaware
WMPT Congress I Management, L.L.C.                             Delaware
Windrose Congress II Properties, L.P.                          Delaware
WMPT Congress II Management, L.L.C.                            Delaware
Windrose Desert Springs Properties, L.P.                       Delaware
WMPT Desert Springs Management, L.L.C.                         Delaware
Windrose Edinburg Properties, L.L.C.                           Delaware
WMPT Edinburg Management, L.L.C.                               Delaware
Windrose Northside Properties, Ltd.                            Florida
WMPT Northside Management, L.L.C.                              Delaware
Windrose Osler Properties, L.L.C.                              Delaware
WMPT Osler Management, L.L.C.                                  Delaware
Windrose Palms West III Properties, Ltd.                       Florida
WMPT Palms West III Management, L.L.C.                         Delaware

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
                                                      STATE OF INCORPORATION OR
LIST OF SUBSIDIARIES                                         FORMATION
--------------------                                  -------------------------
Windrose Palms West IV Properties, Ltd.                        Florida
WMPT Palms West IV Management, L.L.C.                          Delaware
Windrose Palms West V Properties, Ltd.                         Florida
WMPT Palms West V Management, L.L.C.                           Delaware
Windrose Santa Anita Properties, L.L.C.                        Delaware
WMPT Santa Anita Management, L.L.C.                            Delaware
Windrose Sierra Properties, Ltd.                               Florida
WMPT Sierra Management, L.L.C.                                 Delaware
Windrose Southpointe Properties, L.L.C.                        Delaware
WMPT Southpointe Management, L.L.C.                            Delaware
Windrose Southside Properties, Ltd.                            Florida
WMPT Southside Management, L.L.C.                              Delaware
Windrose Wellington Properties, Ltd.                           Florida
WMPT Wellington Management, L.L.C.                             Delaware
Windrose West Boca Properties, Ltd.                            Florida
WMPT West Boca Management, L.L.C.                              Delaware
Windrose West Tower Properties, Ltd.                           Florida
WMPT West Tower Management, L.L.C.                             Delaware
Windrose WPC Properties, L.P.                                  Delaware
WMPT WPC Management, L.L.C.                                    Delaware